UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Report to Shareholders

Global Large-Cap Stock Fund	October 31, 2011

The views and opinions in this report were current as of October 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stocks sold off in the last six months, buffeted by worsening economic conditions in the U.S.; Japan; and, particularly, Europe, where the sovereign debt crisis reached new heights. Many developed countries have proved unable or unwilling to reduce spending or raise revenues to address their yawning fiscal imbalances. Emerging markets, however, have responded to inflation by raising interest rates, which appeared to have had the desired effect of slowing growth. Amid the global turbulence, many companies reported impressive earnings. With record amounts of cash on hand, lower transportation costs, increased productivity, and improved technology, companies generally have become more nimble and able to respond to the ebbs and flows of demand. While stock prices were weak in the face of intense economic pressures, many of the companies in which we invest surged late in the period, suggesting that their prospects are improving despite economic challenges.

Your fund returned -11.15% and -1.37%, respectively, for the 6- and 12-month periods ended October 31, 2011. The fund compared favorably with results of the MSCI All Country World Large-Cap Index and the Lipper Global Large-Cap Growth Funds Average for the last six months but trailed the index and its peer group for the 12-month period, as shown in the Performance Comparison table. (Results for the Advisor Class shares were slightly lower, reflecting their higher expense ratio.) The fund’s long-term relative performance remains exceptional. Based on cumulative total return, Lipper ranked the Global Large-Cap Stock Fund 67 of 103, 2 of 96, and 2 of 96 for the one- and three-year and since-inception periods ended October 31, 2011, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

Stock selection among financials, particularly in emerging markets, was largely responsible for the fund’s outperformance versus the index and the Lipper average in the last six months. Information technology also boosted relative returns. Our underweight to defensive sectors, including consumer staples, health care, telecommunication services, and utilities, weighed on performance. Meanwhile, the fund’s large allocation to emerging markets and stock selection in defensive sectors, such as consumer staples and health care, hurt our relative performance for the year.

MARKET REVIEW

Global markets faltered last spring amid the false starts among U.S. and European policymakers to resolve their debt challenges. The U.S. went through an agonizing debate last summer before the government agreed to increase the country’s borrowing authority, while delaying the day of reckoning to deal with ballooning government deficits. Despite the gloomy standoff in Washington, economic indicators suggested a continued recovery, with rising private sector job growth and improved consumer spending. Corporations reported solid third-quarter profits, though many of them cautioned that a slowdown next year could lower earnings growth.

The eurozone debt crisis worsened through the summer, with falling economic growth rates compounding concerns. Greece remained the focal point, requiring additional bailout funds beyond the €109 billion package that the European Union (EU) provided in 2010. But Greece’s inability to deal with the austerity demands of the EU thwarted progress, and the government collapsed shortly after our reporting period ended. Concerns over sovereign debt burdens in Europe moved beyond the so-called peripheral countries to Italy, where fiscal reform will now be required to manage its high debt load. Germany and France pushed for a larger European Financial Stability Facility to deal with the pending challenges, which gave markets a lift. But doubts about the eurozone persisted, and Italy’s government led by Silvio Berlusconi collapsed after our reporting period ended, as yields on Italian debt soared.

The UK also faced unappealing choices, as the government’s austerity program restrained growth. Gross domestic product (GDP) growth was forecast at just 1.1% in 2011, down from a previous reading of 1.5%, according to the International Monetary Fund. Growth rates were revised downward across Continental Europe, with forecasts for eurozone growth slashed to 0.3% in 2012 from 2.0% just five months earlier. Economists believe that several European countries are already in recession. But with huge deficits, anemic growth rates, and rising inflation, central banks were quickly running out of options to deal with the current malaise. The new European Central Bank president, Mario Draghi, immediately reduced the benchmark interest rate to 1.25% upon taking office.

While the developed world faced a restrained recovery, emerging markets grappled with the enviable problem of high growth. China, Brazil, and India raised interest rates repeatedly to ease runaway inflation, wage pressures, and food costs. The measures appeared to gain traction—partly due to softening demand from developed countries—and Brazil began easing its interest rates in September, which peaked at 12.5%. In China, prospects for slowing demand and worries about a highly leveraged real estate sector fanned concerns about a possible hard landing. Our view remains that China has ample firepower to address the country’s challenges.

PORTFOLIO STRATEGY REVIEW

As we alluded to earlier, we are in a growth-challenged world, particularly among developed countries saddled with enormous debt following the worst financial crisis in 70 years. Our sector holdings reflect this reality. We remain skeptical of many developed-country consumer holdings, whose fortunes are dependent on healthy domestic growth rates. On a country and regional level, we have taken down our allocation to Japan due to the sluggish growth outlook and continue to be cautious in Europe, where the deteriorating economic picture has prompted us to avoid many banks and companies dependent on consumer spending. We have slightly reduced our allocation to India given that higher interest rates are pinching profits in the banking sector.

Nonetheless, given compelling valuations and a robust corporate sector, we remain enthusiastic investors in a number of companies with solid balance sheets, expanding markets, and diversified growth opportunities. Indeed, it is important to note that nearly half of the portfolio’s investments are in the U.S., where we have a selection of durable growth stocks that continue to gain global market share. Apple and Amazon.com are two obvious examples, and we continue to find ample opportunity at the stock level, particularly given today’s risk-averse markets. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Our fund has a sizable investment in emerging markets, with holdings in these countries representing about 28% of the portfolio. This is twice the benchmark level and near the highest permissible level of the fund. We believe emerging markets are underrepresented in the benchmark, and although these markets are more volatile, long-term growth rates are moving steadily higher. Emerging markets are expected to surpass the developed world in their share of global GDP within the next decade and already make up a third of total global GDP in U.S. dollar terms. Some of the most enticing growth opportunities are in the financials, consumer discretionary, and industrials and business services sectors.

Financials continue to represent the largest share of the portfolio, but turnover in the sector was higher than normal due to vast market fluctuations. We sold CIMB Group, the leading banking franchise in Malaysia, Thailand, and Indonesia, on strength and trimmed our position in Bank of Central Asia (Indonesia) following its strong performance. However, we continue to like this high-quality institution, which features an extremely strong management team and excellent growth profile, and added to the stock late in the period amid the sell-off in emerging markets. We hold a number of quality banks that should continue to benefit from high-growth economies in Southeast Asia and have retained or added to shares in these institutions on weakness. Turkiye Halk Bankasi (Turkey) offers a strong loan growth profile and attractive valuation, particularly on the heels of a sharp drop in the Turkish lira. While the outlook for Turkey remains uncertain, the country is a beneficiary of the recent retreat in commodity prices. We added to Banco Santander Brasil, which faltered amid a drop in the value of the Brazilian real and credit concerns. However, we believe these issues are overblown. We became more defensive in European financials due to the sovereign debt challenges, and some of our holdings, such as Skandinaviska Enskilda Banken (Sweden), were hurt by the sell-off. However, we took advantage of volatility to buy shares of AXA (France), given our view of the value of its globally diversified insurance and asset management businesses.

We believe the information technology sector is better positioned than many others to withstand current softness in global demand and have been adding on weakness to many stocks that sold off late in the period. This was certainly true of Juniper Networks (U.S.), which dropped precipitously following weak second-quarter earnings and a depressed outlook for the second half of 2011. Like many companies, Juniper has been hurt by weaker government and corporate IT spending. However, the company is well managed and has a track record of innovation and making great products, and we added to our position size. The stock rewarded shareholders by being the top performer in October. We also added to Baidu (China), the country’s premier search engine, after the stock was punished (unfairly, in our opinion) due to negative news articles about Internet companies in China. We trimmed position sizes in Apple and Google (U.S.) on strength and used proceeds to purchase shares of companies with stronger growth prospects. One such company is ASML, a Netherlands-based manufacturer of semiconductor equipment. Its valuation is attractive, industry dynamics are favorable, and the shift toward higher wafer sizes should provide a long-term tailwind.

We reduced our share in Amazon.com as its valuation had become too rich for us, and the company’s margins appear to be falling given a number of investment projects, raising our risk assessment. Nonetheless, we continue to hold a solid position in this innovative and increasingly dominant global company. We engaged in a number of other trades in the consumer discretionary sector. We reduced holdings dependent on later-cycle consumer discretionary spending, including hotel chains Marriott (U.S.) and Accor (France) as well as cruise operator Carnival (U.S.). Elsewhere, we continue to believe that emerging markets will benefit from growing consumer demand and used the broad sell-off to increase shares in PDG Realty (Brazil), a low-cost homebuilder that benefits from government homeownership policies and rising income levels across Brazil. We also initiated a position in Gome Electrical Appliances (China) following a steep sell-off in the stock, as the company continues to benefit from rapid consumption growth in China.

Industrials and business services stocks suffered losses as many later-cycle companies fell victim to the stalled recovery. Nonetheless, we invested in construction and engineering companies as well as machinery firms with strong prospects in emerging markets. One such company is China Railway Construction. Others include Atlas Copco (Sweden), a construction and mining company with extensive operations in Europe and emerging markets, and Ingersoll-Rand (U.S.), a diversified conglomerate that services residential and consumer heating and air conditioning units and was trading at a discount.

We were also active in the energy sector, where we prefer companies that can either generate strong production growth or are low-cost producers within their field, as these companies’ fortunes are less influenced by the direction of energy prices. We added to our position in Petrobras, the Brazilian state-owned oil and gas company, which has enormous proven reserves and an attractive production growth profile. Valuation remains attractive as investors continue to worry about the government’s influence on the company and its large capital spending program, which could affect earnings growth. The dramatic decline in coal prices enabled us to add to our position in Peabody Energy (U.S.), which sports an attractive valuation, strong free cash flow, and a sound balance sheet. Over the longer term, the company should benefit from declining global coal supplies and a significant increase in its Australian production base. We reduced our holdings in Suncor (Canada), an oil sands company with a high cost of extraction, because the company could be vulnerable to further oil price declines.

We have a modest allocation to health care, where our holdings are tilted toward medical technology, higher-quality pharmaceuticals, and stocks that will benefit from patent expiration and greater global health care needs over the long term. We initiated a position in Valeant Pharmaceutical (Canada), as we were attracted to its strong management and strategy of acquiring promising biotech firms, rather than investing in research and development, given the obvious cost benefit. We also initiated a position in Bayer (Germany) following a steep decline in its share price. A negative regulatory report on its Xarelto drug, an anticoagulant designed to reduce the risk of stroke and blood clots in people suffering from atrial fibrillation, sparked a sell-off that we think was unwarranted. We like that the company is diversified and well managed.

INVESTMENT OUTLOOK

The backdrop of a strong corporate sector contrasts sharply with serious issues at the macroeconomic level. Given investor concerns over sovereign debt issues and recent market weakness, we believe that equity valuations remain compelling.

Europe, the U.S., and Japan have serious debt issues and will likely cut public spending, which would affect growth over the medium term. Near-term economic challenges have been well documented, with declines in growth forecast for developed markets into 2012 due to the crisis in Europe and uncertainty in the U.S. Emerging markets are also slowing relative to their extraordinary growth pace of the last decade, but we believe that growth in emerging markets will continue to widely outpace growth in developed markets.

Businesses have become more nimble in the past several years, moving rapidly to adjust costs to reflect demand. This has helped support profitability and is cause for cautious optimism. Moreover, corporate finances are healthier than they have been in many years, with companies holding record amounts of cash and relatively low debt-to-equity ratios, which is in stark contrast to 2008. The global marketplace continues to invite many solid opportunities, whether in high-end products in developed markets or financial institutions in emerging countries. With growth slowing throughout most of the world, many companies, having already cut costs and improved productivity, are mining new opportunities for their products. We will continue to focus on high-quality companies with growing franchises, strong cash flows, and solid balance sheets and strive to identify businesses that we believe can prosper during these turbulent times.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

R. Scott Berg
Chairman of the fund’s Investment Advisory Committee

November 9, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI All Country World Large-Cap Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/11‡	10/31/10‡	10/31/09‡	10/27/08 Through 10/31/08‡
NET ASSET VALUE				
Beginning of period	$ 18.32	$ 16.89	$ 12.18	$ 10.00
Investment activities				
Net investment income	0.10(1)	0.14(1)	0.13(1)	–
Net realized and unrealized gain (loss)	(0.33)	2.83	4.64	2.18
Total from investment activities	(0.23)	2.97	4.77	2.18
Distributions				
Net investment income	(0.13)	(0.09)	(0.01)	–
Net realized gain	(0.66)	(1.45)	(0.06)	–
Total distributions	(0.79)	(1.54)	(0.07)	–
Redemption fees added to paid-in capital	–	–	0.01	–
NET ASSET VALUE				
End of period	**$ 17.30**	**$ 18.32**	**$ 16.89**	**$ 12.18**

Ratios/Supplemental Data

Total return(2)	**(1.37)%(1)**	**18.71%(1)**	**39.47%(1)**	**21.80%(1)**
Ratio of total expenses to average net assets	1.00%(1)	1.00%(1)	1.00%(1)	1.00%(1)(3)
Ratio of net investment income to average net assets	0.54%(1)	0.85%(1)	0.92%(1)	1.07%(1)(3)
Portfolio turnover rate	133.0%	120.9%	122.0%	5.5%
Net assets, end of period (in thousands)	$ 56,912	$ 43,237	$ 30,923	$ 7,450

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.00% contractual expense limitation in effect through 2/28/14.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/11‡	10/31/10‡	10/31/09‡	10/27/08 Through 10/31/08‡
NET ASSET VALUE				
Beginning of period	$ 18.24	$ 16.84	$ 12.18	$ 10.00
Investment activities				
Net investment income	0.08(1)	0.13(1)	0.13(1)	–
Net realized and unrealized gain (loss)	(0.34)	2.81	4.60	2.18
Total from investment activities	(0.26)	2.94	4.73	2.18
Distributions				
Net investment income	(0.11)	(0.09)	(0.01)	–
Net realized gain	(0.66)	(1.45)	(0.06)	–
Total distributions	(0.77)	(1.54)	(0.07)	–
NET ASSET VALUE				
End of period	**$ 17.21**	**$ 18.24**	**$ 16.84**	**$ 12.18**

Ratios/Supplemental Data

Total return(2)	**(1.54)%(1)**	**18.58%(1)**	**39.06%(1)**	**21.80%(1)**
Ratio of total expenses to average net assets	1.10%(1)	1.10%(1)	1.10%(1)	1.10%(1)(3)
Ratio of net investment income to average net assets	0.43%(1)	0.76%(1)	0.97%(1)	0.97%(1)(3)
Portfolio turnover rate	133.0%	120.9%	122.0%	5.5%
Net assets, end of period (in thousands)	$ 620	$ 620	$ 432	$ 305

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 2/28/14.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
ARGENTINA 0.5%		
Common Stocks 0.5%		
Tenaris, ADR (USD)	8,700	277
Total Argentina (Cost $293)		277
AUSTRALIA 0.3%		
Common Stocks 0.3%		
Newcrest Mining	4,578	161
Total Australia (Cost $151)		161
BRAZIL 7.4%		
Common Stocks 6.4%		
Banco Santander Brasil, ADR (USD)	69,200	630
Banco Santander Brasil, Equity Units	72,800	655
Bm&F Bovespa	71,600	427
Multiplan Empreendimentos	29,000	587
PDG Realty	158,900	701
Petrobras, ADR (USD)	26,700	675
		3,675
Preferred Stocks 1.0%		
Itau Unibanco	30,900	589
		589
Total Brazil (Cost $4,363)		4,264
CANADA 3.2%		
Common Stocks 3.2%		
Agnico-Eagle Mines (USD)	7,800	338
Potash Corporation of Saskatchewan (USD)	11,800	559
Shoppers Drug Mart	9,800	412

Sun Life Financial (USD)	9,200	232
Valeant Pharmaceuticals International (USD)	7,400	293
Total Canada (Cost $1,966)		1,834

CHINA 6.1%

Common Stocks 6.1%

Baidu, ADR (USD) (1)	6,000	841
China Merchant Bank, H Shares (HKD)	167,290	330
China Railway Construction, H Shares (HKD)	186,500	111
Ctrip.com International, ADR (USD) (1)	9,400	327
Gome Electrical Appliances (HKD)	2,560,000	772
Parkson Retail (HKD)	238,000	302
Shandong Weigao Group Medical Polymer, H Shares (HKD)	248,000	256
Shanghai Pharmaceuticals Holding, H Shares (HKD) (1)	177,000	338
Sina (USD) (1)	3,000	244
Total China (Cost $3,480)		3,521

COLOMBIA 0.6%

Common Stocks 0.6%

Pacific Rubiales Energy (CAD)	14,300	333
Total Colombia (Cost $315)		333

DENMARK 0.9%

Common Stocks 0.9%

Carlsberg, Series B	7,696	517
Total Denmark (Cost $747)		517

FRANCE 4.0%

Common Stocks 4.0%

Accor	9,205	300

AXA	27,427	441
Danone	6,241	431
Pernod-Ricard	5,182	483
Schneider Electric	9,122	528
Societe Generale, Class A	3,813	109
Total France (Cost $2,091)		2,292
GERMANY 1.5%		
Common Stocks 1.5%		
Bayer	6,895	440
Deutsche Boerse (1)	5,199	287
Heidelberger Zement	3,574	162
Total Germany (Cost $954)		889
HONG KONG 2.8%		
Common Stocks 2.8%		
AIA Group	66,800	201
Hang Lung Properties	154,000	558
Shangri-La Asia	301,333	598
Wynn Macau	100,800	277
Total Hong Kong (Cost $1,707)		1,634
INDIA 3.3%		
Common Stocks 3.3%		
Adani Power (1)	61,869	111
Axis Bank	24,017	563
GMR Infrastructure (1)	904,920	512
HDFC Bank	29,451	294
Jaiprakash Associates	179,500	282

NETHERLANDS 0.5%		
Common Stocks 0.5%		
ASML	6,530	273
Total Netherlands (Cost $231)		273
PERU 0.6%		
Common Stocks 0.6%		
Credicorp (USD)	3,400	370
Total Peru (Cost $324)		370
PHILIPPINES 1.1%		
Common Stocks 1.1%		
SM Investments	47,440	613
Total Philippines (Cost $464)		613
RUSSIA 0.2%		
Common Stocks 0.2%		
Magnit, GDR (USD)	5,738	144
Total Russia (Cost $45)		144
SOUTH KOREA 1.6%		
Common Stocks 1.6%		
Hyundai Mobis	1,598	461
Samsung Electronics	528	458
Total South Korea (Cost $751)		919
SWEDEN 1.4%		
Common Stocks 1.4%		
Atlas Copco, A Shares	18,081	393

UNITED KINGDOM 8.8%

Common Stocks 8.8%

Anglo American	7,691	282
BG Group	25,985	563
BHP Billiton	29,849	940
British Sky Broadcasting	27,437	308
Royal Dutch Shell, ADR (USD)	6,700	475
Standard Chartered	17,004	396
Tesco	72,082	465
Tullow Oil	22,075	495
Vodafone	207,760	576
WPP	52,702	546
Total United Kingdom (Cost $4,706)		5,046

UNITED STATES 41.8%

Common Stocks 41.8%

AES (1)	52,300	587
Amazon.com (1)	1,560	333
American Tower, Class A (1)	4,300	237
AmerisourceBergen	8,100	330
Apple (1)	4,175	1,690
Baxter International	8,600	473
Boeing	6,450	424
Broadcom, Class A	9,700	350
Cameron International (1)	7,500	369
Carnival	8,500	299
Cimarex Energy	7,000	448
Citigroup	7,200	227
CME Group	1,600	441
CONSOL Energy	4,700	201
Continental Resources (1)	3,600	218
Corning	5,600	80

Covidien	11,400	536
Danaher	11,000	532
Discovery Communications, Class C (1)	10,000	396
EMC (1)	7,800	191
Emerson Electric	5,900	284
EOG Resources	4,300	385
Express Scripts (1)	9,300	425
FedEx	6,800	556
Franklin Resources	4,900	522
Freeport-McMoRan Copper & Gold	10,700	431
General Motors (1)	14,500	375
Goldman Sachs	4,000	438
Google, Class A (1)	1,975	1,170
Ingersoll-Rand	8,800	274
Joy Global	5,900	514
JPMorgan Chase	22,800	793
Juniper Networks (1)	43,000	1,052
Kohl's	10,200	541
Las Vegas Sands (1)	14,100	662
McKesson	6,700	546
Murphy Oil	6,100	338
NVIDIA (1)	19,300	286
Peabody Energy	16,150	700
Praxair	2,700	275
priceline.com (1)	980	498
Procter & Gamble	10,100	646
Qualcomm	7,900	408
Range Resources	3,500	241
SanDisk (1)	5,800	294
Schlumberger	11,400	838
Thermo Fisher Scientific (1)	10,400	523
Time Warner Cable, Class A	3,800	242
Union Pacific	4,400	438
Walt Disney	15,100	527

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 10/31/11
Investment Income (Loss)		
Dividend income (net of foreign taxes of $49)		$ 826
Expenses		
Investment management		350
Shareholder servicing		
Investor Class		76
Rule 12b-1 fees		
Advisor Class		2
Prospectus and shareholder reports		
Investor Class	$ 20	
Advisor Class	2	22
Custody and accounting		181
Registration		52
Legal and audit		54
Directors		5
Miscellaneous		12
Reductions of fees and expenses		
Investment management fees waived		(120)
Expenses reimbursed by manager		(96)
Total expenses		538
Net investment income		288
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities (net of foreign taxes of $10)		3,238
Foreign currency transactions		(59)
Net realized gain		3,179
Change in net unrealized gain (loss)		
Securities		(4,890)
Other assets and liabilities denominated in foreign currencies		1
Change in net unrealized loss		(4,889)
Net realized and unrealized loss		(1,710)
DECREASE IN NET ASSETS FROM OPERATIONS		$ (1,422)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/11	10/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 288	$ 323
Net realized gain	3,179	2,098
Change in net unrealized gain (loss)	(4,889)	3,611
Increase (decrease) in net assets from operations	(1,422)	6,032
Distributions to shareholders		
Net investment income		
Investor Class	(320)	(177)
Advisor Class	(4)	(2)
Net realized gain		
Investor Class	(1,621)	(2,846)
Advisor Class	(23)	(37)
Decrease in net assets from distributions	(1,968)	(3,062)
Capital share transactions*		
Shares sold		
Investor Class	27,845	22,388
Advisor Class	59	137
Distributions reinvested		
Investor Class	1,501	2,038
Advisor Class	7	1
Shares redeemed		
Investor Class	(12,345)	(15,043)
Advisor Class	(26)	–
Redemption fees received	23	12
Increase in net assets from capital share transactions	17,064	9,533
Net Assets		
Increase during period	13,674	12,503
Beginning of period	43,858	31,355
End of period	**$ 57,532**	**$ 43,858**
Undistributed net investment income	259	305

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Large-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of large-cap companies throughout the world, including the U.S. The fund has two classes of shares: the Global Large-Cap Stock Fund original share class, referred to in this report as the Investor Class, offered since October 27, 2008, and the Global Large-Cap Stock Fund–Advisor Class (Advisor Class), offered since October 27, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $3,000 for the year ended October 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2011:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Investments in Securities, except:	$ 25,600	$ —	$ —	$ 25,600
Australia	—	161	—	161
Brazil	1,305	2,959	—	4,264
Canada	1,422	412	—	1,834
China	1,412	2,109	—	3,521
Colombia	—	333	—	333
Denmark	—	517	—	517
France	—	2,292	—	2,292
Germany	—	889	—	889
Hong Kong	—	1,634	—	1,634
India	—	1,879	—	1,879
Indonesia	—	1,305	—	1,305
Italy	—	282	—	282
Japan	—	1,561	—	1,561
Mexico	—	215	—	215
Netherlands	—	273	—	273
Philippines	—	613	—	613
Russia	—	144	—	144
South Korea	—	919	—	919
Sweden	—	806	—	806
Switzerland	—	1,168	—	1,168
Thailand	—	667	—	667
Turkey	—	835	—	835
United Arab Emirates	—	266	—	266
United Kingdom	475	4,571	—	5,046
Total	$ 30,214	$ 26,810	$ —	$ 57,024

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2011, approximately 27% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $85,029,000 and $70,561,000, respectively, for the year ended October 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of foreign capital gains taxes. For the year ended October 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2011 and October 31, 2010 were characterized for tax purposes as follows:

At October 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2011, the fund had no deferred tax liability attributable to foreign securities and $68,000 of foreign capital loss carryforwards, that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2011, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, management fees in the amount of $120,000 were waived and expenses in the amount of $96,000 were reimbursed by Price Associates during the year ended October 31, 2011. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $708,000 remain subject to repayment at October 31, 2011.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended October 31, 2011, expenses incurred pursuant to these service agreements were $138,000 for Price Associates; $55,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 449,608 shares of the Investor Class and 25,000 shares of the Advisor Class, aggregating 14% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Global Large-Cap Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Large-Cap Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2011

Tax Information (Unaudited) for the Tax Year Ended 10/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $1,118,000 from short-term capital gains,

• $1,245,000 from long-term capital gains, which was subject to the 15% rate gains category.

For taxable non-corporate shareholders, $652,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $177,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $642,000 and foreign taxes paid of $60,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board,
Chief Executive Officer, and Director, T. Rowe Price International;
Chief Executive Officer, Chairman of the Board, Director, and
President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[74]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Haider Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Oliver Bell, IMC (1969)	Vice President, T. Rowe Price International;
Executive Vice President	formerly Head of Global Emerging Markets
Research, Pictet Asset Management Ltd.
(to 2011); Portfolio Manager of Africa and
Middle East portfolios and other emerging
markets strategies, Pictet Asset Management
Ltd. (to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly intern, T. Rowe Price
(to 2006)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, CLS, BNP
Paribas, and Deutsche Bank (to 2008)

Archibald A. Ciganer, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Jessie Q. Ding (1981)	Employee, T. Rowe Price; formerly Associate,
Vice President	TPG Capital (to 2008); Investment Banking
Analyst, Morgan Stanley (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.;
Vice President	formerly Equity Research Analyst, MTB
Investment Advisors (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Investment
Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009); Research Analyst, Japanese
Equities & Sector Fund Portfolio Manager,
Fidelity Investments Japan Limited (to 2007)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe
Executive Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst
and Co-portfolio Manager, Taurus Asset
Management (to 2006) and Onex Public
Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Analyst,
Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Fayez
Sarofim & Company (to 2007)

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
F&C Asset Management (London) (to 2006)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Naoto Saito (1980)	Vice President, T. Rowe Price International;
Vice President	formerly Analyst, HBK Capital Management (to
2008); student, Stanford Graduate School of
Business (to 2007)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Employee, T. Rowe Price; formerly Equity
Vice President	Research Analyst, Samsung Securities (to
2008); student, Columbia Business School

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Miki Takeyama (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
London Business School (to 2008); Associate-
Senior Systems Analyst, Goldman Sachs
International (London) (to 2006)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Deputy
Director, Space Industry Office, Manufacturing
Industries Bureau (to 2006)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price Group, Inc., and
T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Columbia Business School (to 2007)

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Credit
Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly student, University
of Chicago Graduate School of Business (to
2008); Strategy Consultant, Capgemini (to
2006)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,632,000 and $1,429,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 16, 2011